Segment Information (Details)	3 Months Ended
Mar. 31, 2026
Segment Information [Abstract]
Description of CODM	CODM reviews financial information of operating segments based on internal management reports when making decisions about allocating resources and assessing the performance of the Group. As a result of the assessment made by CODM, the Group has four reportable segments for continuing operations, including auto eInsurance business, technology service and auto service business. The Group’s CODM evaluates performance based on the operating segment’s revenue and their operating results.
Reportable segment	4